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                                                              EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated November 23, 1994 appearing on page 31 of General Automation, Inc.'s Annual Report on Form 10-K/A for the year ended September 30, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/ PRICE WATERHOUSE LLP
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    PRICE WATERHOUSE LLP


Costa Mesa, California
August 25, 1995